Exhibit 34.4

[LOGO] KPMG
                                    KPMG LLP
                                    1601 Market Street
                                    Philadelphia, PA 19103-2499


             Report of Independent Registered Public Accounting Firm


The Board of Members
Regulus Group LLC:

We have examined management's assessment for those customers that management has informed us have requested confirmation of compliance, included in the accompanying Report on Assessment of Compliance with Regulation AB Servicing Criteria, that Regulus Group LLC complied with the servicing criteria set forth in Item 1122(d)(2)(i) and 1122(d)(4)(iv) of the Securities and Exchange Commission's Regulation AB for remittance processing services to those issuers of asset backed securities and servicers of loan and/or receivables portfolios that include pool assets for asset backed securities transactions (the Platform) as of and for the year ended December 31, 2007. Regulus Group LLC has determined that the remainder of the servicing criteria are not applicable to the activities it performs with respect to the Platform as of and for the year ended December 3l, 2007. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing selected asset-backed transactions and securities that comprise the Platform, testing selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assessment that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2007 is fairly stated, in all material respects.


                                  /s/ KPMG LLP


February 12, 2008

           KPMG LLP, a U.S. limited liability partnership, is the U.S.
             member firm of KPMG International, a Swiss corporation.
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
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        MARSH                           CERTIFICATE OF INSURANCE                                        CERTIFICATE NUMBER
                                                                                                        NYC-002666421-01
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                                   THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
        Marsh USA, Inc.                                                    ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER
        1166 Avenue of the Americas                                        OTHER THAN THOSE PROVIDED IN THE POLICY. THIS CERTIFICATE
        New York, NY  10036                                                DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY
                                                                           THE POLICIES DESCRIBED HEREIN.
                                                                           ---------------------------------------------------------
                                                                                          COMPANIES AFFORDING COVERAGE
                                                                           ---------------------------------------------------------
02782-MLCO-LLOYD-07-08                                                     COMPANY
                                                                              A     LLOYD'S OF LONDON
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                                    COMPANY
        Merrill Lynch & Co., Inc.                                             B     LLOYD'S OF LONDON
        and all its subsidiaries                                           ---------------------------------------------------------
        2 World Financial Center                                           COMPANY
        New York, NY  10281                                                   C     LLOYD'S OF LONDON
                                                                           ---------------------------------------------------------
                                                                           COMPANY
                                                                              D     LLOYD'S OF LONDON
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COVERAGES         This certificate supercedes and replaces any previously issued certificate for the policy period noted below.
------------------------------------------------------------------------------------------------------------------------------------
        THIS IS TO CERTIFY THAT POLICIES OF INSURANCE DESCRIBED HEREIN HAVE BEEN ISSUED TO THE INSURED NAMED HEREIN FOR THE POLICY
        PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
        THE CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE
        TERMS, CONDITIONS AND EXCLUSIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------
CO      TYPE OF INSURANCE               POLICY NUMBER   POLICY EFFECTIVE  POLICY EXPIRATION           LIMITS
LTR                                                      DATE (MM/DD/YY)   DATE (MM/DD/YY)
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         GENERAL LIABILITY                                                                   GENERAL AGGREGATE            $
        [  ] COMMERCIAL GENERAL LIABILITY                                                    PRODUCTS - COMP/OP AGG       $
        [  ][  ] CLAIMS MADE [  ] OCCUR                                                      PERSONAL & ADV INJURY        $
        [  ] OWNER'S & CONTRACTOR'S PROT                                                     EACH OCCURRENCE              $
        [  ] ___________________________                                                     FIRE DAMAGE (Any one fire)   $
        [  ]                                                                                 MED EXP (Any one person)     $
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         AUTOMOBILE LIABILITY                                                                COMBINED SINGLE LIMIT        $
        [  ] ANY AUTO                                                                        ---------------------------------------
        [  ] ALL OWNED AUTOS                                                                 BODILY INJURY
        [  ] SCHEDULED AUTOS                                                                 (Per person)                 $
        [  ] HIRED AUTOS                                                                     ---------------------------------------
        [  ] NON-OWNED AUTOS                                                                 BODILY INJURY
        [  ] ___________________________                                                     (Per accident)               $
        [  ]                                                                                 ---------------------------------------
                                                                                             PROPERTY DAMAGE              $
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         GARAGE LIABILITY                                                                    AUTO ONLY - EA ACCIDENT      $
        [  ] ANY AUTO                                                                        OTHER THAN AUTO ONLY:
        [  ] ___________________________                                                                    EACH ACCIDENT $
        [  ]                                                                                                    AGGREGATE $
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         EXCESS LIABILITY                                                                    EACH OCCURRENCE              $
        [  ] UMBRELLA FORM                                                                   AGGREGATE                    $
        [  ] OTHER THAN UMBRELLA FORM                                                                                     $
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         WORKERS COMPENSATION AND                                                                WC STATU-            OTH-
         EMPLOYERS' LIABILITY                                                                   TORY LIMITS            ER
                                                                                             ---------------------------------------
        THE PROPRIETOR/       [  ] INCL                                                      EL EACH ACCIDENT             $
        PARTNERS/EXECUTIVE                                                                   EL DISEASE - POLICY LIMIT    $
        OFFICERS ARE:         [  ] EXCL                                                      EL DISEASE - EACH EMPLOYEE   $
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A       OTHER                           QA003207        05/01/07          05/01/08           $215,000,000 Aggregate Limit
B       Financial Institutions          QA003307        05/01/07          05/01/08           $50,000,000 Deductible
C       Bond                            QA015107        05/01/07          05/01/08
D                                       QA015207        05/01/07          05/01/08
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DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS


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CERTIFICATE HOLDER                                                         CANCELLATION
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                                                                          SHOULD ANY OF THE POLICIES DESCRIBED HEREIN BE CANCELLED
                                                                          BEFORE THE EXPIRATION DATE THEREOF, THE INSURER AFFORDING
  Merrill Lynch & Co., Inc.                                               COVERAGE WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO
                                                                          THE CERTIFICATE HOLDER NAMED HEREIN, BUT FAILURE TO MAIL
                                                                          SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY
                                                                          KIND UPON THE INSURER AFFORDING COVERAGE, ITS AGENTS OR
                                                                          REPRESENTATIVES, OR THE ISSUER OF THIS CERTIFICATE.
                                                                          ----------------------------------------------------------
                                                                          MARSH USA INC.
                                                                          BY: James Kardaras     /s/ James Kardaras
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                                                                            MM1{3/02}                   VALID AS OF: 06/11/07
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
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        MARSH                           CERTIFICATE OF INSURANCE                                        CERTIFICATE NUMBER
                                                                                                        NYC-002736617-01
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                                   THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
        Marsh USA, Inc.                                                    ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER
        1166 Avenue of the Americas                                        OTHER THAN THOSE PROVIDED IN THE POLICY. THIS CERTIFICATE
        New York, NY  10036                                                DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY
                                                                           THE POLICIES DESCRIBED HEREIN.
                                                                           ---------------------------------------------------------
                                                                                          COMPANIES AFFORDING COVERAGE
                                                                           ---------------------------------------------------------
02782-Fin-E&O-06-08                                                        COMPANY
                                                                              A     TRAVELERS CASUALTY & SURETY CO
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INSURED                                                                    COMPANY
        Merrill Lynch & Co., Inc.                                             B
        and all its subsidiaries                                           ---------------------------------------------------------
        2 World Financial Center                                           COMPANY
        New York, NY  10281                                                   C
                                                                           ---------------------------------------------------------
                                                                           COMPANY
                                                                              D
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COVERAGES         This certificate supercedes and replaces any previously issued certificate for the policy period notes below.
------------------------------------------------------------------------------------------------------------------------------------
        THIS IS TO CERTIFY THAT POLICIES OF INSURANCE DESCRIBED HEREIN HAVE BEEN ISSUED TO THE INSURED NAMED HEREIN FOR THE POLICY
        PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
        THE CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE
        TERMS, CONDITIONS AND EXCLUSIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------
CO      TYPE OF INSURANCE               POLICY NUMBER   POLICY EFFECTIVE  POLICY EXPIRATION           LIMITS
LTR                                                      DATE (MM/DD/YY)   DATE (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------
         GENERAL LIABILITY                                                                   GENERAL AGGREGATE            $
        [  ] COMMERCIAL GENERAL LIABILITY                                                    PRODUCTS - COMP/OP AGG       $
        [  ][  ] CLAIMS MADE [  ] OCCUR                                                      PERSONAL & ADV INJURY        $
        [  ] OWNER'S & CONTRACTOR'S PROT                                                     EACH OCCURRENCE              $
        [  ] ___________________________                                                     FIRE DAMAGE (Any one fire)   $
        [  ]                                                                                 MED EXP (Any one person)     $
------------------------------------------------------------------------------------------------------------------------------------
         AUTOMOBILE LIABILITY                                                                COMBINED SINGLE LIMIT        $
        [  ] ANY AUTO                                                                        ---------------------------------------
        [  ] ALL OWNED AUTOS                                                                 BODILY INJURY
        [  ] SCHEDULED AUTOS                                                                 (Per person)                 $
        [  ] HIRED AUTOS                                                                     ---------------------------------------
        [  ] NON-OWNED AUTOS                                                                 BODILY INJURY
        [  ] ___________________________                                                     (Per accident)               $
        [  ]                                                                                 ---------------------------------------
                                                                                             PROPERTY DAMAGE              $
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         GARAGE LIABILITY                                                                    AUTO ONLY - EA ACCIDENT      $
        [  ] ANY AUTO                                                                        OTHER THAN AUTO ONLY:
        [  ] ___________________________                                                                    EACH ACCIDENT $
        [  ]                                                                                                    AGGREGATE $
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         EXCESS LIABILITY                                                                    EACH OCCURRENCE              $
        [  ] UMBRELLA FORM                                                                   AGGREGATE                    $
        [  ] OTHER THAN UMBRELLA FORM                                                                                     $
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         WORKERS COMPENSATION AND                                                                WC STATU-            OTH-
         EMPLOYERS' LIABILITY                                                                   TORY LIMITS            ER
                                                                                             ---------------------------------------
        THE PROPRIETOR/       [  ] INCL                                                      EL EACH ACCIDENT             $
        PARTNERS/EXECUTIVE                                                                   EL DISEASE - POLICY LIMIT    $
        OFFICERS ARE:         [  ] EXCL                                                      EL DISEASE - EACH EMPLOYEE   $
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         OTHER
A       Errors and Omissions            104816638       10/01/06          05/01/08           $25,000,000 Per Loss &
                                                                                             $25,000,000 in the Aggregate

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DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

Deductible: $500,000


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CERTIFICATE HOLDER                                                         CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                          SHOULD ANY OF THE POLICIES DESCRIBED HEREIN BE CANCELLED
                                                                          BEFORE THE EXPIRATION DATE THEREOF, THE INSURER AFFORDING
  EVIDENCE OF INSURANCE                                                   COVERAGE WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO
                                                                          THE CERTIFICATE HOLDER NAMED HEREIN, BUT FAILURE TO MAIL
                                                                          SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY
                                                                          KIND UPON THE INSURER AFFORDING COVERAGE, ITS AGENTS OR
                                                                          REPRESENTATIVES, OR THE ISSUER OF THIS CERTIFICATE.
                                                                          ----------------------------------------------------------
                                                                          MARSH USA INC.
                                                                          BY: Diane Montelione     /s/ Diane Montelione
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                                                                            MM1{3/02}                   VALID AS OF: 09/27/07
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